SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 23, 2003
                                                          -------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-28308                  52-1758016
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)



41 University Drive, Newtown, Pennsylvania                             18940
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On July, 23, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the United States District Court of the District of Columbia has granted a preliminary injunction temporarily restraining the FDA from approving any abbreviated new drug applications ("ANDAs") submitted for a capsule or tablet generic dosage form of Periostat(R) (doxycycline hyclate) 20mg.

In addition, the Company announced that until the Court has made a final ruling on the regulatory status of Periostat, specifically whether or not the drug should be classified as an antibiotic, the FDA cannot approve the ANDAs on file for West-ward Pharmaceutical Corporation's 20 mg doxycycline hyclate capsule, Mutual Pharmaceutical Company's 20 mg doxycycline hyclate tablet or any other ANDA for a generic version of Periostat.

As a result of the ruling in the District Court of the District of Columbia, the Company has withdrawn its motion for a temporary restraining order and preliminary injunction in its patent infringement suit against Mutual Pharmaceutical Company, which was previously filed in the District Court of the Eastern District of New York, although its complaint remains outstanding. In addition, the Company is considering its alternatives regarding its motion for preliminary injunction in its patent infringement suit filed against West-ward Pharmaceutical Corporation in the same jurisdiction.

The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

 Exhibit No.   Description
 ----------    ------------

    99.1       Press release of CollaGenex Pharmaceuticals,  Inc., dated July
               23, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                          By: /s/ Nancy C. Broadbent
                                             ------------------------------
                                              Nancy C. Broadbent
                                              Chief Financial Officer
                                              (Principal Financial Officer)


Date:  July 23, 2003